Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 (the “Report”) of China Electronics Holdings, Inc. (the "Company"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 2, 2013	/s/ Hailong Liu
Hailong Liu
Chief Executive Officer and
Chief Financial Officer (principal executive and financial officer)